[Logo] M F S(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)





MFS(R) GROWTH
OPPORTUNITIES FUND
Semiannual Report o June 30, 1998





              ----------------------------------------------------
              LEARNING FINANCIAL BASICS THE EASY WAY (see page 27)
              ----------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 22
Trustees and Officers ..................................................... 29

-------------------------------------------------------------------------------
HIGHLIGHTS
-------------------------------------------------------------------------------

o FOR THE SIX MONTHS ENDED JUNE 30, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 20.39%, CLASS B SHARES 19.88%, AND CLASS I SHARES 20.50%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.)

o THE FUND OUTPERFORMED THE STANDARD & POOR'S 500 COMPOSITE INDEX FOR THE PERIOD THANKS TO STRONG PERFORMANCE FROM STOCKS IN THE TECHNOLOGY, LEISURE (PREDOMINANTLY BROADCAST STOCKS), AND CONGLOMERATES, SPECIAL PRODUCTS/ SERVICES (TYCO) SECTORS.

o THE PORTFOLIO'S INVESTMENT DISCIPLINE IS KEYED TO COMPANIES' EARNINGS GROWTH, MANAGEMENT STRENGTH, ABILITY TO LEVERAGE POSITIVE TRENDS, AND CASH FLOW. THE FUND FREQUENTLY BUYS DURING PERIODS OF PRICE CORRECTIONS IF UNDERLYING FUNDAMENTAL DATA ARE SOLID.

o THE FUND HAS REDUCED ITS HOLDINGS IN COMPANIES THAT COULD BE DIRECTLY AFFECTED BY TROUBLED ASIAN ECONOMIES.

-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

----------------------------


[Photo of Jeffrey L. Shames]


----------------------------
     Jeffrey L. Shames

Dear Shareholders:

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction is possible and that such a correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 22; this summer, the average P/E ratio was 32% higher, at about 29. In some cases, such as with some of the newer companies associated with the Internet, P/E ratios have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 4% to 6% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

We believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS(R) Investment Management(SM)

    July 13, 1998

MANAGEMENT REVIEW AND OUTLOOK

----------------------------


 [Photo of Paul M. McMahon]


----------------------------
     Paul M. McMahon

For the six months ended June 30, 1998, Class A shares of the Fund provided a total return of 20.39%, Class B shares 19.88%, and Class I shares 20.50%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 17.71% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The S&P 500 is a popular, unmanaged index of common stock total return performance.

Q. WHAT IS YOUR CORE INVESTMENT PHILOSOPHY FOR THE FUND?

A. The Fund's investment philosophy is based on five elements. We seek steady earnings growth because we believe that earnings drive stock prices. We take a close look at the quality of a company's management because we feel that management adds value to a company's prospects. In addition, we focus on companies that take advantage of positive business trends that can lead to high growth and expanded margins. We also like to see strong cash flow in our companies, which can be used for stock buy-backs or acquisitions that can enhance stock valuations. Finally, we often buy when we believe the price of a stock is low and that its underlying fundamentals are solid enough to make that low price short term. We sell stocks when any of these elements are missing or change substantially for the worse.

Q. THE FUND OUTPERFORMED THE S&P 500 OVER THE PAST SIX MONTHS. TO WHAT DO YOU ATTRIBUTE THIS PERFORMANCE?

A. The portfolio was heavily invested in companies that were strong individual performers in sectors that did quite well during the first half of the year. For example, computer software, an area in which we are heavily invested in comparison to the S&P 500 (18.2% versus 3.7%), was up strongly in the first half. Holdings such as Microsoft, and BMC Software performed quite well. Our investments in broadcast media stocks such as CBS and Clear Channel also boosted the Fund's returns thanks to consolidation in the industry and strong advertising rates. The conglomerates, special products/services sector is essentially comprised of Tyco International stock, which had a very strong year. Tyco has all but perfected the art of buying and integrating companies effectively. The stock was up about 40% for the first half of the year.

   Looking ahead, we expect continued growth from our technology holdings as worldwide demand for technology products increases, spurred by the need for Europe and Asia to make up for their historical lack of investment in the types of technology that can often boost business productivity. The regions outside the United States need to keep pace technologically if they wish to compete effectively in the world economy.

   We are equally optimistic about the leisure sector, specifically our broadcast media investments, because those companies should be able to offer better advertising packages to potential customers, again thanks to the consolidation wave.

Q. WHAT ARE SOME OF YOUR OTHER STOCK "SUCCESS STORIES" FOR 1998 THUS FAR?

A. Colgate, boosted by its new Total toothpaste, is up 20% in the first half. As I mentioned before, Clear Channel Communications is having an excellent year and has grown its share price by 37% in the first part of 1998. The company is benefiting from the consolidation wave but also has good cash flow generation, strong earnings growth and, I believe, the best management in its industry. This should be a very good long-term investment. Another impressive stock is McDonald's, which is undertaking a corporate restructuring designed to improve efficiency and boost product quality. So far the program has resulted in increased revenue growth per store and a share price increase of 44% since the end of 1997.

Q. WHAT STOCKS HAVEN'T PERFORMED IN LINE WITH YOUR EXPECTATIONS SO FAR?

A. Cendant, a hotel, real estate, and consumer services company franchiser that was created by a merger of HFS and CUC International, has been a major disappointment. Earlier this year the company uncovered potential accounting fraud in the former CUC, and we're closely monitoring the situation while the company reviews its accounting practices and attempts to uncover the depth of the problem. IKON Office Solutions, a provider of office products and computer and networking solutions, also failed to meet its revenue and profitability targets and has performed poorly as a result.

Q. WHAT HAS BEEN THE IMPACT OF THE ASIAN ECONOMIC CRISIS ON THE PORTFOLIO?

A. We've eliminated or sharply reduced our holdings in companies that we felt had a large exposure to the Asian troubles. This is most apparent in our semiconductor holdings, in which we are now underweighted in comparison to the S&P 500. Most prominently, we reduced our Intel holding. As a result we feel we have minimized the negative impact of the Asian turmoil on this portfolio.

Q. WHAT IMPACT HAS THE BOOMING EUROPEAN ECONOMY HAD ON THE FUND, AND WHAT WILL BE THE IMPACT ON THE FUND, IF ANY, OF THE UPCOMING MONETARY CONVERGENCE IN EUROPE?

A. The Fund has limited direct investment in European stocks. However, the strength of the European economies and the easing of barriers to international trade made possible by the upcoming single European currency could have a positive impact on U.S. stocks in our portfolio that have significant European exposure. As their markets expand, their earnings growth may increase as well.

Q. WHAT HAVE BEEN THE MAJOR PORTFOLIO CHANGES OVER THE PAST SIX MONTHS?

A. Philip Morris has dropped out of our top holdings list. After meeting with corporate management earlier in the year, we determined that there was little prospect for growth given the current political situation surrounding tobacco companies. As I mentioned previously, Intel also was reduced in the portfolio. We feel that it's a very good company, but now is not the time to be investing in its shares due to the potential impact on the company of the Asian economic slow down.

Q. WHAT'S YOUR INVESTMENT OUTLOOK FOR THE PORTFOLIO FOR THE BALANCE OF 1998?

A. We'll continue to focus on earnings growth because we believe earnings drive stock prices. At this time, we feel that stocks are at a high valuation level and we anticipate limited upside in the values of stocks. In this type of market, in which earnings missteps are severely punished by Wall Street, we need to have a high degree of confidence in our portfolio companies' abilities to generate consistent earnings. We're anticipating moderate gross domestic product (GDP) growth and moderate inflation. This scenario provides a good backdrop for the stock market and should result in moderately positive earnings growth.

/s/ Paul M. McMahon

    Paul M. McMahon
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

PAUL M. MCMAHON IS A SENIOR VICE PRESIDENT AT MFS(R) INVESTMENT MANAGEMENT(SM). HE IS THE PORTFOLIO MANAGER OF MFS(R) GROWTH OPPORTUNITIES FUND, THE CAPITAL APPRECIATION SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND CO-MANAGER OF THE WORLD ASSET ALLOCATION(SM) SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

HE JOINED THE MFS RESEARCH DEPARTMENT IN 1981 AS AN INDUSTRY SPECIALIST AND WAS NAMED INVESTMENT OFFICER IN 1983, ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1984, VICE PRESIDENT -- INVESTMENTS IN 1986, AND SENIOR VICE PRESIDENT IN 1992.

MR. MCMAHON IS A GRADUATE OF HOLY CROSS AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:              SEEKS GROWTH OF CAPITAL. DIVIDEND INCOME, IF ANY, IS
                          INCIDENTAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  SEPTEMBER 9, 1970

  CLASS INCEPTION:        CLASS A  SEPTEMBER 9, 1970
                          CLASS B  SEPTEMBER 7, 1993
                          CLASS I  JANUARY 2, 1997

  SIZE:                   $1.1 BILLION NET ASSETS AS OF JUNE 30, 1998

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1998

CLASS A
                                   6 Months       1 Year       3 Years       5 Years        10 Years
------------------------------------------------------------------------------------------------------
Cumulative Total Return             +20.39%      +28.67%      +102.76%      +147.59%        +342.29%
------------------------------------------------------------------------------------------------------
Average Annual Total Return           --         +28.67%      + 26.57%      + 19.88%        + 16.03%
------------------------------------------------------------------------------------------------------
SEC Results                           --         +21.28%      + 24.10%      + 18.47%        + 15.34%
------------------------------------------------------------------------------------------------------

CLASS B
                                   6 Months       1 Year       3 Years       5 Years        10 Years
------------------------------------------------------------------------------------------------------
Cumulative Total Return             +19.88%      +27.54%      + 97.48%      +137.14%        +323.59%
------------------------------------------------------------------------------------------------------
Average Annual Total Return            --        +27.54%      + 25.46%      + 18.85%        + 15.53%
------------------------------------------------------------------------------------------------------
SEC Results                            --        +23.54%      + 24.82%      + 18.64%        + 15.53%
------------------------------------------------------------------------------------------------------

CLASS I
                                   6 Months       1 Year       3 Years       5 Years        10 Years
------------------------------------------------------------------------------------------------------
Cumulative Total Return             +20.50%      +28.83%      +103.15%      +148.11%        +343.05%
------------------------------------------------------------------------------------------------------
Average Annual Total Return            --        +28.83%      + 26.65%      + 19.93%        + 16.05%
------------------------------------------------------------------------------------------------------

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of B are greater than those of A, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF JUNE 30, 1998

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                                        26.2%
LEISURE                                           14.2%
CONGLOMERATES, SPECIAL PRODUCTS/SERVICES          11.5%
HEALTH CARE                                        9.4%
FINANCIAL SERVICES                                 9.3%

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  7.2%             BMC SOFTWARE, INC.  2.7%
Security systems, packaging, and          Computer software company
electronic equipment conglomerate
                                          CADENCE DESIGN SYSTEMS, INC.  2.6%
MICROSOFT CORP.  6.5%                     Computer software and systems company
Computer software and systems company
                                          CISCO SYSTEMS, INC. 2.4%
CENDANT CORP.  3.8%                       Computer network developer
Hotel, real estate, and consumer
services company franchiser               UNITED HEALTHCARE CORP.  2.3%
                                          Health maintenance organization
COMPUTER ASSOCIATES
INTERNATIONAL, INC.  3.2%                 ORACLE CORP.  2.1%
Computer software company                 Database software developer
                                          and manufacturer
CVS CORP.  3.0%
Drug store chain

Portfolio information is as of June 30, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 1998

Stocks - 97.8%
-------------------------------------------------------------------------------
ISSUER                                                  SHARES            VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 95.9%
  Aerospace - 1.7%
    United Technologies Corp.                          210,000   $   19,425,000
-------------------------------------------------------------------------------
  Automotive - 0.5%
    Federal-Mogul Corp.                                 85,800   $    5,791,500
-------------------------------------------------------------------------------
  Banks and Credit Companies - 0.8%
    Bank of New York, Inc.                             107,600   $    6,529,975
    BankBoston Corp.                                    39,600        2,202,750
                                                                 --------------
                                                                 $    8,732,725
-------------------------------------------------------------------------------
  Business Machines - 0.9%
    Affiliated Computer Services, Inc., "A"*           104,500   $    4,023,250
    Xerox Corp.                                         54,600        5,548,725
                                                                 --------------
                                                                 $    9,571,975
-------------------------------------------------------------------------------
  Business Services - 3.4%
    AccuStaff, Inc.*                                   320,300   $   10,009,375
    Computer Sciences Corp.                            177,500       11,360,000
    DST Systems, Inc.*                                 135,500        7,588,000
    Galileo International, Inc.                        194,800        8,778,175
    IKON Office Solutions, Inc.                         46,700          680,069
                                                                 --------------
                                                                 $   38,415,619
-------------------------------------------------------------------------------
  Computer Hardware - Systems - 2.5%
    EMC Corp.*                                         322,700   $   14,460,994
    Dell Computer Corp.*                               144,400       13,402,125
                                                                 --------------
                                                                 $   27,863,119
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 6.4%
    Microsoft Corp.*                                   657,600   $   71,267,400
-------------------------------------------------------------------------------
  Computer Software - Systems - 11.8%
    BMC Software, Inc.*                                561,600   $   29,168,100
    Cadence Design Systems, Inc.*                      914,750       28,585,937
    Computer Associates International, Inc.            625,075       34,730,730
    Compuware Corp.*                                   120,400        6,155,450
    Oracle Corp.*                                      931,075       22,869,530
    Peoplesoft, Inc.*                                   38,300        1,800,100
    Synopsys, Inc.*                                    180,800        8,271,600
                                                                 --------------
                                                                 $  131,581,447
-------------------------------------------------------------------------------
  Consumer Goods and Services - 11.6%
    Clorox Co.                                          60,600   $    5,779,725
    Colgate-Palmolive Co.                              236,800       20,838,400
    Gillette Co.                                       256,200       14,523,337
    Revlon, Inc., "A"*                                 124,900        6,416,738
    Service Corp. International                         70,600        3,026,975
    Tyco International Ltd.                          1,243,728       78,354,864
                                                                 --------------
                                                                 $  128,940,039
-------------------------------------------------------------------------------
  Defense Electronics - 1.6%
    Loral Space & Communications Corp.*                640,700   $   18,099,775
-------------------------------------------------------------------------------
  Electrical Equipment - 1.2%
    General Electric Co.                               151,700   $   13,804,700
-------------------------------------------------------------------------------
  Electronics - 2.9%
    AES Corp.*                                         230,400   $   12,110,400
    Altera Corp.*                                      176,700        5,223,694
    Analog Devices, Inc.*                              170,333        4,183,804
    Microchip Technology, Inc.*                        220,200        5,752,725
    Xilinx, Inc.*                                      140,700        4,783,800
                                                                 --------------
                                                                 $   32,054,423
-------------------------------------------------------------------------------
  Entertainment - 7.3%
    CBS Corp.                                          201,200   $    6,388,100
    Clear Channel Communications, Inc.*                154,620       16,872,907
    Harrah's Entertainment, Inc.*                       95,100        2,211,075
    Hearst-Argyle Television, Inc.*                     59,800        2,392,000
    Heftel Broadcasting Corp., "A"*                    145,300        6,502,175
    Jacor Communications, Inc.*                        173,000       10,207,000
    Mirage Resorts, Inc.*                              297,600        6,342,600
    Time Warner, Inc.                                  101,300        8,654,819
    Univision Communications, Inc., "A"*               172,300        6,418,175
    Viacom, Inc., "B"*                                 265,100       15,442,075
                                                                 --------------
                                                                 $   81,430,926
-------------------------------------------------------------------------------
  Financial Institutions - 6.5%
    Associates First Capital Corp., "A"                225,900   $   17,366,062
    CIT Group, Inc., "A"                               159,400        5,977,500
    Federal Home Loan Mortgage Corp.                   328,700       15,469,444
    Financial Federal Corp.*                           188,975        5,066,892
    Finova Group, Inc.                                 209,700       11,874,262
    Franklin Resources, Inc.                           199,400       10,767,600
    Morgan Stanley Dean Witter & Co.                    69,700        6,368,838
                                                                 --------------
                                                                 $   72,890,598
-------------------------------------------------------------------------------
  Financial Services - 0.7%
    SunAmerica, Inc.                                   135,750   $    7,797,141
-------------------------------------------------------------------------------
  Insurance - 0.6%
    Annuity and Life Re Holdings Ltd.*                   4,000   $       88,500
    Lincoln National Corp.                              67,000        6,122,125
                                                                 --------------
                                                                 $    6,210,625
-------------------------------------------------------------------------------
  Machinery - 0.2%
    Lear Corp.*                                         52,700   $    2,704,169
-------------------------------------------------------------------------------
  Medical and Health Products - 2.7%
    Biomet, Inc.                                        94,200   $    3,114,488
    Boston Scientific Corp.*                            74,900        5,364,712
    Bristol-Myers Squibb Co.                           191,300       21,987,544
                                                                 --------------
                                                                 $   30,466,744
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 6.5%
    Cardinal Health, Inc.                               74,300   $    6,965,625
    Columbia/HCA Healthcare Corp.                      294,600        8,580,225
    Health Management Associates, Inc., "A"*           153,900        5,146,031
    HealthSouth Corp.*                                 454,000       12,116,125
    Lincare Holdings, Inc.*                             81,400        3,423,887
    Scherer R.P. Corp.*                                 29,700        2,632,163
    Total Renal Care Holdings, Inc.*                   149,600        5,161,200
    United Healthcare Corp.                            387,800       24,625,300
    Wellpoint Health Networks, Inc., "A"*               50,500        3,737,000
                                                                 --------------
                                                                 $   72,387,556
-------------------------------------------------------------------------------
  Metals and Minerals - 0.8%
    Minerals Technologies, Inc.                        180,000   $    9,157,500
-------------------------------------------------------------------------------
  Oil Services - 0.7%
    Cooper Cameron Corp.*                               55,500   $    2,830,500
    Diamond Offshore Drilling, Inc.                     70,600        2,824,000
    EVI Weatherford, Inc.*                              50,100        1,859,962
                                                                 --------------
                                                                 $    7,514,462
-------------------------------------------------------------------------------
  Oils - 1.0%
    USX-Marathon Group                                 325,600   $   11,172,150
-------------------------------------------------------------------------------
  Pollution Control - 0.6%
    Waste Management, Inc.                             176,000   $    6,160,000
-------------------------------------------------------------------------------
  Printing and Publishing - 0.2%
    Scripps (E.W.) Howard, Inc.                         39,400   $    2,159,613
-------------------------------------------------------------------------------
  Railroads - 0.1%
    Wisconsin Central Transportation Corp.*             47,900   $    1,047,813
-------------------------------------------------------------------------------
  Restaurants and Lodging - 6.4%
    Cavanaughs Hospitality Corp.*                        4,000   $       52,250
    Cendant Corp.*                                   2,004,073       41,835,024
    McDonalds Corp.                                    161,400       11,136,600
    Promus Hotel Corp.*                                466,363       17,954,975
                                                                 --------------
                                                                 $   70,978,849
-------------------------------------------------------------------------------
  Stores - 7.0%
    CompUSA, Inc.*                                     118,000   $    2,131,375
    Corporate Express, Inc.*                           161,700        2,051,569
    CVS Corp.                                          851,400       33,151,387
    Linens 'N Things, Inc.*                             23,200          709,050
    Office Depot, Inc.*                                671,800       21,203,687
    Rite Aid Corp.                                     461,000       17,316,313
    Staples, Inc.*                                      62,450        1,807,147
                                                                 --------------
                                                                 $   78,370,528
-------------------------------------------------------------------------------
  Supermarkets - 2.0%
    Meyer (Fred), Inc.*                                 62,200   $    2,643,500
    Safeway, Inc.*                                     485,800       19,765,987
                                                                 --------------
                                                                 $   22,409,487
-------------------------------------------------------------------------------
  Telecommunications - 6.6%
    Cisco Systems, Inc.*                               278,650   $   25,653,216
    Global TeleSystems Group, Inc.*                    220,800       10,764,000
    Hyperion Telecommunications, Inc., "A"*              9,200          144,325
    Intermedia Communications, Inc.*                    69,400        2,910,463
    L-3 Communications Holding, Inc.*                    2,000           65,375
    Metromedia Fiber Network, Inc., "A"*                 6,600          307,725
    Nextlink Communications, Inc., "A"*                 65,800        2,492,175
    Qwest Communications International, Inc.*          163,254        5,693,483
    Tel-Save Holdings, Inc.##*                         134,900        1,989,775
    Tel-Save Holdings, Inc.*                            97,100        1,432,225
    Tellabs, Inc.*                                      84,500        6,052,312
    WorldCom, Inc.*                                    331,230       16,043,953
                                                                 --------------
                                                                 $   73,549,027
-------------------------------------------------------------------------------
  Utilities - Electric - 0.7%
    CalEnergy Co., Inc.*                               252,500   $    7,590,781
-------------------------------------------------------------------------------
Total U.S. Stocks                                                $1,069,545,691
-------------------------------------------------------------------------------
Foreign Stocks - 1.9%
  Bermuda - 0.5%
    Ace Ltd. (Insurance)                               149,000   $    5,811,000
-------------------------------------------------------------------------------
  Canada - 0.4%
    Canadian National Railway Co. (Railroads)           88,800   $    4,717,500
-------------------------------------------------------------------------------
  United Kingdom - 1.0%
    British Petroleum PLC, ADR (Oils)                  126,429   $   11,157,359
-------------------------------------------------------------------------------
Total Foreign Stocks                                             $   21,685,859
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $726,026,402)                     $1,091,231,550
-------------------------------------------------------------------------------

Short-Term Obligations - 2.9%
-------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)           VALUE
-------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/29/98                $ 2,000   $    1,991,631
    Federal Home Loan Mortgage Corp.,
      due 7/08/98 - 7/14/98                             14,440       14,418,397
    Federal National Mortgage Assn., due 7/07/98        10,000        9,990,733
    General Electric Co., due 7/01/98                    6,640        6,640,000
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  $   33,040,761
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $759,067,163)                $1,124,272,311
Other Assets, Less Liabilities - (0.7)%                              (8,103,768)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                              $1,116,168,543
-------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------
JUNE 30, 1998
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $759,067,163)     $1,124,272,311
  Cash                                                              19,335
  Receivable for Fund shares sold                                1,779,329
  Receivable for investments sold                               11,760,919
  Dividends receivable                                             281,676
  Other assets                                                       6,460
                                                            --------------
      Total assets                                          $1,138,120,030
                                                            --------------
Liabilities:
  Payable for Fund shares reacquired                        $   15,775,111
  Payable for investments purchased                              5,516,203
  Payable to affiliates -
    Management fee                                                  38,623
    Administrative fee                                               1,361
    Shareholder servicing agent fee                                 10,468
    Distribution and service fee                                   421,471
  Accrued expenses and other liabilities                           188,250
                                                            --------------
      Total liabilities                                     $   21,951,487
                                                            --------------
Net assets                                                  $1,116,168,543
                                                            ==============
Net assets consist of:
  Paid-in capital                                           $  653,159,590
  Unrealized appreciation on investments                       365,205,148
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions               99,305,743
  Accumulated net investment loss                               (1,501,938)
                                                            --------------
      Total                                                 $1,116,168,543
                                                            ==============
Shares of beneficial interest outstanding                     67,414,647
                                                              ==========
Class A shares:
  Net asset value per share
    (net assets of $1,075,256,439 / 64,876,479 shares of
     beneficial interest outstanding)                          $16.57
                                                               ======
  Offering price per share (100 / 94.25)                       $17.58
                                                               ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $36,200,670 / 2,253,638 shares of
     beneficial interest outstanding)                          $16.06
                                                               ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $4,711,434 / 284,530 shares of
     beneficial interest)                                      $16.56
                                                               ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares. See notes to financial statements

See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 1998
-------------------------------------------------------------------------

Net investment income (loss):
  Income -
    Dividends                                                $  1,979,634
    Interest                                                      750,527
    Foreign taxes withheld                                         (6,835)
                                                             ------------
      Total investment income                                $  2,723,326
                                                             ------------
  Expenses -
    Management fee                                           $  2,199,358
    Trustees' compensation                                         25,684
    Shareholder servicing agent fee                               590,676
    Distribution and service fee (Class A)                        806,597
    Distribution and service fee (Class B)                        153,783
    Administrative fee                                             77,797
    Custodian fee                                                 134,782
    Postage                                                        72,950
    Printing                                                       49,677
    Auditing fees                                                  19,114
    Legal fees                                                      1,006
    Interest Expense                                                2,183
    Miscellaneous                                                 142,447
                                                             ------------
      Total expenses                                         $  4,276,054
    Fees paid indirectly                                         (131,455)
                                                             ------------
      Net expenses                                           $  4,144,599
                                                             ------------
        Net investment loss                                  $ (1,421,273)
                                                             ------------
Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) -
      Investment transactions                                $103,307,518
      Foreign currency transactions                                (3,999)
                                                             ------------
        Net realized gain on investments and foreign
           currency transactions                             $103,303,519
                                                             ------------
    Change in unrealized appreciation  -
      Investments                                            $ 90,649,521
      Translation of assets and liabilities in
           foreign currencies                                           5
                                                             ------------
        Net unrealized gain on investments
           and foreign currency transactions                 $ 90,649,526
                                                             ------------
          Net realized and unrealized gain on
             investments and foreign currency                $193,953,045
                                                             ------------
            Increase in net assets from operations           $192,531,772
                                                             ============

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                   YEAR ENDED
                                                              JUNE 30, 1998            DECEMBER 31, 1997
                                                                (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                        $   (1,421,273)              $   (1,785,991)
  Net realized gain on investments and foreign currency
    transactions                                                103,303,519                  133,803,519
  Net unrealized gain on investments and foreign
    currency translation                                         90,649,526                   57,486,939
                                                             --------------               --------------
    Increase in net assets from operations                   $  192,531,772               $  189,504,467
                                                             --------------               --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                          $  (11,483,265)              $ (118,989,258)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                (350,210)                  (3,160,362)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                 (57,063)                    (488,974)
                                                             --------------               --------------
    Total distributions declared to shareholders             $  (11,890,538)              $ (122,638,594)
                                                             --------------               --------------
Net increase in net assets from Fund share transactions      $  (47,153,634)              $   92,987,853
                                                             --------------               --------------
      Total increase in net assets                           $  133,487,600               $  159,853,726
Net assets:
  At beginning of period                                        982,680,943                  822,827,217
                                                             --------------               --------------
  At end of period (including accumulated net investment
    loss of $1,501,938 and $80,665, respectively)            $1,116,168,543               $  982,680,943
                                                             ==============               ==============

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                              SIX MONTHS ENDED        ------------------------------------------------------------------------
                                 JUNE 30, 1998             1997            1996            1995            1994           1993
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                       CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period   $13.92           $12.97          $11.94          $10.17          $11.56         $11.17
                                        ------           ------          ------          ------          ------         ------
Income from investment operations# -
  Net investment income
    (loss)(S)                           $(0.02)          $(0.03)         $(0.02)         $ 0.03          $ 0.02         $ 0.07
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                          4.83             2.96            2.62            3.46           (0.50)          1.73
                                        ------           ------          ------          ------          ------         ------
    Total from investment
      operations                        $ 4.81           $ 2.93          $ 2.60          $ 3.49          $(0.48)        $ 1.80
                                        ------           ------          ------          ------          ------         ------
Less distributions declared to shareholders -
  From net investment income            $ --             $ --            $ --            $ --            $(0.01)        $(0.07)
  From net realized gain on
    investments and foreign
    currency transactions                (2.16)           (1.98)          (1.57)          (1.72)          (0.83)         (1.32)
  In excess of net investment
    income                                --               --              --              --             (0.02)         (0.02)
  In excess of net realized
    gain on investments and
    foreign currency transactions         --               --              --              --             (0.05)          --
                                        ------           ------          ------          ------          ------         ------
    Total distributions
     declared to shareholders           $(2.16)          $(1.98)         $(1.57)         $(1.72)         $(0.91)        $(1.41)
                                        ------           ------          ------          ------          ------         ------
Net asset value - end of period         $16.57           $13.92          $12.97          $11.94          $10.17         $11.56
                                        ======           ======          ======          ======          ======         ======
Total return(+)                         20.39%++         23.28%          21.87%          34.49%         (4.15)%         16.19%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                             0.79%+           0.84%           0.84%           0.87%           0.86%          0.84%
  Net investment income (loss)         (0.25)%+         (0.18)%         (0.15)%           0.21%           0.21%          0.60%
Portfolio turnover                         43%              60%             65%            100%             78%            79%
Net assets at end of period
 (000 omitted)                      $1,075,256         $953,194        $807,657        $721,467        $589,260       $709,839

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The distributor voluntarily waived a portion of its distribution fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                 --               --              --            $ 0.02          $ 0.01         $ 0.07
    Ratios (to average net assets):
      Expenses##                          --               --              --             0.97%           0.96%          0.87%
      Net investment income               --               --              --             0.11%           0.11%          0.56%

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                               1992              1991             1990            1989            1988
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $10.75            $ 9.97           $10.93          $10.96          $10.81
                                                    ------            ------           ------          ------          ------
Income from investment operations -
  Net investment income                             $ 0.15            $ 0.24           $ 0.30          $ 0.36          $ 0.22
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions     0.67              1.94            (0.77)           2.74            0.76
                                                    ------            ------           ------          ------          ------
    Total from investment operations                $ 0.82            $ 2.18           $(0.47)         $ 3.10          $ 0.98
                                                    ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                        $(0.14)           $(0.18)          $(0.33)         $(0.36)         $(0.19)
  From net realized gain on investments and
    foreign currency transactions                    (0.26)            (1.22)           (0.16)#         (2.77)          (0.64)
                                                    ------            ------           ------          ------          ------
    Total distributions declared to
      shareholders                                  $(0.40)           $(1.40)          $(0.49)         $(3.13)         $(0.83)
                                                    ------            ------           ------          ------          ------
Net asset value - end of period                     $11.17            $10.75           $ 9.97          $10.93          $10.96
                                                    ======            ======           ======          ======          ======
Total return(+)                                      8.06%             9.29%          (4.57)%          28.23%           8.90%
Ratios (to average net assets)/Supplemental data:
  Expenses                                           0.89%             0.88%            0.80%           0.77%           0.86%
  Net investment income                              1.40%             2.14%            2.91%           2.79%           1.90%
Portfolio turnover                                    102%              131%              89%             83%             68%
Net assets at end of period (000 omitted)         $694,084          $739,791         $687,847        $805,712        $767,924

(+) Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
    October 1, 1989). If the charge had been included, the results would have been lower.
  # Includes per share distribution from paid-in capital of $0.0006.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                 SIX MONTHS ENDED        ---------------------------------------------------------------------
                                    JUNE 30, 1998            1997            1996           1995            1994         1993*
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period      $13.54          $12.73          $11.79         $10.08          $11.53        $12.52
                                           ------          ------          ------         ------          ------        ------
Income from investment operations# -
  Net investment loss                      $(0.08)         $(0.14)         $(0.14)        $(0.09)         $(0.08)       $ --
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                    4.71            2.89            2.57           3.42           (0.49)         0.36
                                           ------          ------          ------         ------          ------        ------
    Total from investment operations       $ 4.63          $ 2.75          $ 2.43         $ 3.33          $(0.57)       $ 0.36
                                           ------          ------          ------         ------          ------        ------
Less distributions declared to shareholders -
  From net realized gain on
    investments and foreign currency
    transactions                           $(2.11)         $(1.94)         $(1.49)        $(1.62)         $(0.83)       $(1.32)
  In excess of net investment income         --              --              --             --              --           (0.03)
  In excess of net realized gain on
    investments and foreign currency
    transactions                             --              --              --             --             (0.05)         --
                                           ------          ------          ------         ------          ------        ------
    Total distributions declared to
      shareholders                         $(2.11)         $(1.94)         $(1.49)        $(1.62)         $(0.88)       $(1.35)
                                           ------          ------          ------         ------          ------        ------
Net asset value - end of period            $16.06          $13.54          $12.73         $11.79          $10.08        $11.53
                                           ======          ======          ======         ======          ======        ======
Total return                               19.88%++        22.27%          20.72%         33.20%         (4.96)%         9.29%+
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                1.63%+          1.64%           1.75%          1.81%           1.81%         1.33%+
  Net investment loss                     (1.09)%+        (0.98)%         (1.06)%        (0.75)%         (0.70)%          --
Portfolio turnover                            43%             60%             65%           100%             78%           79%
Net assets at end of period
  (000 omitted)                           $36,201         $25,578         $15,170         $6,673          $3,166          $805

 + Annualized.
++ Not annualized.
 * For the period from the inception of Class B, September 7, 1993, through December 31, 1993.
 # Per share data are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED                   PERIOD ENDED
                                                                  JUNE 30, 1998            DECEMBER 31, 1997**
                                                                    (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
                                                                        CLASS I
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $13.91                         $12.84
                                                                         ------                         ------
Income from investment operations# -
  Net investment income (loss)                                           $(0.01)                        $ 0.00+++
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                  4.77                           3.07
                                                                         ------                         ------
    Total from investment operations                                     $ 4.76                         $ 3.07
                                                                         ------                         ------
Less distributions declared to shareholders from net realized gain
  on investments and foreign currency tranactions                        $(2.11)                        $(2.00)
                                                                         ------                         ------
Net asset value - end of period                                          $16.56                         $13.91
                                                                         ======                         ======
Total return                                                             20.50%++                       24.65%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              0.63%+                         0.65%+
  Net investment income (loss)                                          (0.09)%+                         0.01%+
Portfolio turnover                                                          43%                            60%
Net assets at end of period (000 omitted)                                $4,711                         $3,909

 ** For the period from the inception of Class I, January 2, 1997, through December 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Growth Opportunities Fund (the Fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

            First $200 million of average net assets         0.50%
            Average net assets in excess of $200 million     0.40%

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,689 for the six months ended June 30, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $114,299 for the six months ended June 30, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $395,736 for the six months ended June 30, 1998. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the six months ended June 30, 1998, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $10,323 for Class B shares for the six months ended June 30, 1998. Fees incurred under the distribution plan during the six months ended June 30, 1998, were 1.00% of average daily net assets attributable to Class B on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended June 30, 1998, were $140 and $24,821 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $443,518,448 and $484,620,108, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $759,067,163
                                                                 ============
Gross unrealized appreciation                                    $372,334,550
Gross unrealized depreciation                                      (7,129,402)
                                                                 ------------
    Net unrealized appreciation                                  $365,205,148
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                    SIX MONTHS ENDED JUNE 30, 1998          YEAR ENDED DECEMBER 31, 1997
                               -----------------------------------    ----------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                         31,977,938      $  503,129,042        27,510,057       $ 407,082,844
Shares issued to shareholders
 in reinvestment of
 distributions                         671,403          11,008,524         8,193,543         109,056,560
Shares transferred to Class I         --                 --                 (269,714)         (3,463,128)
Shares reacquired                  (36,247,926)       (566,935,570)      (29,248,030)       (433,063,756)
                                 -------------      --------------         ---------       -------------
    Net increase (decrease)         (3,598,585)     $  (52,798,004)        6,185,856       $  79,612,520
                                 =============      ==============         =========       =============

Class B Shares
                                    SIX MONTHS ENDED JUNE 30, 1998          YEAR ENDED DECEMBER 31, 1997
                                ----------------------------------    ----------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                          1,085,442      $   16,232,953         1,904,196       $  27,635,898
Shares issued to shareholders
 in reinvestment of
 distributions                          19,889             317,970           222,809           2,885,376
Shares reacquired                     (740,312)        (10,964,599)       (1,430,169)        (20,713,143)
                                 -------------      --------------         ---------       -------------
    Net increase                       365,019      $    5,586,324           696,836       $   9,808,131
                                 =============      ==============         =========       =============

Class I Shares
                                    SIX MONTHS ENDED JUNE 30, 1998        PERIOD ENDED DECEMBER 31, 1997*
                                ----------------------------------   -----------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                              8,660       $     134,036            13,562       $     191,430
Shares issued to shareholders
 in reinvestment of
 distributions                           3,482              57,414            36,765             488,974
Shares transferred from Class A       --                 --                  269,714           3,463,128
Shares reacquired                       (8,523)           (133,404)          (39,130)           (576,330)
                                 -------------      --------------         ---------       -------------
    Net increase                         3,619      $       58,046           280,911       $   3,567,202
                                 =============      ==============         =========       =============

* For the period from the inception of Class I, January 2, 1997, through December 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended June 30, 1998, was $1,343.

The Fund and other affiliated funds also participate in a $20 million uncommitted, unsecured line of credit provided by State Street Bank and Trust Company under a line of credit agreement. Borrowings may be made to temporarily finance the purchase of securities, the redemption of shares, or emergency expenses. During the period, the maximum amount outstanding was $2,376,000 and $0 was outstanding at June 30, 1998. Interest expense incurred on the borrowings amounted to $2,183 for the six months ended June 30, 1998, and the weighted average interest rate on these borrowings 6.8%.

MFS(R) GROWTH OPPORTUNITIES FUND

TRUSTEES                                            CUSTODIAN
Richard B. Bailey* - Private Investor;              State Street Bank and Trust Company
Former Chairman and Director (until 1991),
MFS Investment Management                           INVESTOR INFORMATION
                                                    For MFS stock and bond market outlooks,
Peter G. Harwood - Private Investor                 call toll free: 1-800-637-4458 anytime
                                                    from a touch-tone telephone.
J. Atwood Ives - Chairman and Chief Executive
Officer, Eastern Enterprises (diversified           For information on MFS mutual funds,
services company)                                   call your financial adviser or, for an
                                                    information kit, call toll free:
Lawrence T. Perera - Partner, Hemenway              1-800-637-2929 any business day from
& Barnes (attorneys)                                9 a.m. to 5 p.m. Eastern time (or leave
                                                    a message anytime).
William J. Poorvu - Adjunct Professor,
Harvard University Graduate School                  INVESTOR SERVICE
of Business Administration                          MFS Service Center, Inc.
                                                    P.O. Box 2281
Charles W. Schmidt - Private Investor               Boston, MA 02107-9906

Arnold D. Scott* - Senior Executive                 For general information, call toll free:
Vice President, Director, and Secretary,            1-800-225-2606 any business day from
MFS Investment Management                           8 a.m. to 8 p.m. Eastern time.

Jeffrey L. Shames* - Chairman, Chief                For service to speech- or hearing-impaired,
Executive Officer, and Director,                    call toll free: 1-800-637-6576 any
MFS Investment Management                           business day from 9 a.m. to 5 p.m.
                                                    Eastern time. (To use this service, your
Elaine R. Smith - Independent Consultant            phone must be equipped with a
                                                    Telecommunications Device for the Deaf.)
David B. Stone - Chairman and Director,
North American Management Corp.                     For share prices, account balances, and
(investment advisers)                               exchanges, call toll free: 1-800-MFS-TALK
                                                    (1-800-637-8255) anytime from a touch-tone
INVESTMENT ADVISER                                  telephone.
Massachusetts Financial Services Company
500 Boylston Street                                 WORLD WIDE WEB
Boston, MA 02116-3741                               www.mfs.com

DISTRIBUTOR
MFS Fund Distributors, Inc.                         [DALBAR LOGO] For the fourth year in a row,
500 Boylston Street                                 MFS earned a #1 ranking in the DALBAR,
Boston, MA 02116-3741                               Inc. Broker/Dealer Survey, Main
                                                    Office Operations Service Quality
PORTFOLIO MANAGER                                   Category. The firm achieved a 3.42
Paul M. McMahon*                                    overall score on a scale of 1 to 4
                                                    in the 1997 survey. A total of 111
TREASURER                                           firms responded, offering input on
W. Thomas London*                                   the quality of service they
                                                    received from 29 mutual fund
ASSISTANT TREASURERS                                companies nationwide. The survey
Mark E. Bradley*                                    contained questions about service
Ellen Moynihan*                                     quality in 11 categories, including
James O. Yost*                                      "knowledge of operations contact,"
                                                    "keeping you informed," and "ease
SECRETARY                                           of doing business" with the firm.
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

MFS(R) GROWTH                                              ----------------
OPPORTUNITIES FUND                                             Bulk Rate
                                                             U.S. Postage
                                                                 Paid
                                                                 MFS
                                                           ----------------
[LOGO] MFS(R)
INVESTMENT MANAGEMENT
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500 Boylston Street
Boston, MA 02116-3741

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(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                     MGO-3 8/98  65M  16/216/816